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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                             ____________________

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 20, 1998

                             ____________________

                          EXTENDED STAY AMERICA, INC.

            (Exact name of registrant as specified in its charter)



           Delaware                      0-27360                 36-3996573
(State or other jurisdiction of      (Commission File           (IRS Employer
incorporation or organization)           Number)             Identification No.)


                           450 E. Las Olas Boulevard
                        Ft. Lauderdale, Florida  33301
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code:  (954) 713-1600


                             ____________________


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Item 5.   Other Events.

     On February 20, 1998, Extended Stay America, Inc. (the "Company") announced its intent to commence an offering of $200 million of Senior Subordinated Notes (the "Notes"). The Notes to be offered in this transaction will not be registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption therefrom. Accordingly, the Notes are being offered and sold only (i) to "Qualified Institutional Buyers" (as defined in Rule 144A of the Act), (ii) to other institutional "Accredited Investors" (as defined in Rule 501(a)(1), (2), (3), or (7) under the Act), and (iii) outside the United States in compliance with Regulation S under the Act.

     The Company issued a news release announcing the offering of the Notes. A copy of the news release is filed herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
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     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                EXTENDED STAY AMERICA, INC.



                                By:  /s/ Robert A. Brannon
                                   -----------------------
                                     Robert A. Brannon
                                     Senior Vice President, Chief
                                     Financial Officer, Secretary and
                                     Treasurer
Dated:  February 25, 1998
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                          EXTENDED STAY AMERICA, INC.
                          ---------------------------

                                 Exhibit Index
                                 -------------




   Exhibit
   Number                   Description of Exhibit
   ------                   ----------------------

   99.1   News release dated as of February 20, 1998 by Extended Stay America,
          Inc.